SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):            July 23, 2003
                                                     ---------------------------


                           MENTOR GRAPHICS CORPORATION
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               (Exact name of registrant as specified in charter)



           OREGON                      0-13442                 93-0786033
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)



            8005 S.W. BOECKMAN ROAD,                            97070-7777
                 WILSONVILLE, OR
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    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:     (503) 685-7000
                                                   ---------------------------


                                   NO CHANGE
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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.
------------------------------------------

         (c) Exhibits.
             ---------

             99.1 Press release issued by Mentor Graphics Corporation dated July 23, 2003, announcing second quarter 2003 earnings.


Item 9.  Regulation FD Disclosure.
---------------------------------

         Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated July, 2003 announcing the Company's earnings for the second quarter of 2003, which is being furnished to the Securities and Exchange Commission as required by Item 12 of Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MENTOR GRAPHICS CORPORATION
                           (Registrant)


Date: July 23, 2003       By: /s/ Gregory K. Hinckley
                              --------------------------------------------------
                                Gregory K. Hinckley
                                President, Chief Operating and Financial Officer

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99.1 Press release issued by Mentor Graphics Corporation dated July 23, 2003, announcing second quarter 2003 earnings.